QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

         LETTER OF TRANSMITTAL
TO TENDER FOR EXCHANGE
10.875% SENIOR NOTES DUE 2013
OF
IMC GLOBAL INC.

PURSUANT TO THE PROSPECTUS DATED                         , 2004

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 10, 2004 UNLESS EXTENDED (THE "EXPIRATION DATE").

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

        If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to the Exchange Agent:

BNY MIDWEST TRUST COMPANY
(The "Exchange Agent")

By Overnight Courier or Registered/Certified Mail:
BNY Midwest Trust Company
c/o The Bank of New York
Corporate Trust Operations
Reorganization Unit
101 Barclay Street—7 East
New York, NY 10286
Attention: Giselle Guadalupe	By Hand: BNY Midwest Trust Company c/o The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street—7 East New York, NY 10286 Attention: Giselle Guadalupe
Facsimile Transmission: (212) 298-1915 Attention: Reorganization Unit	For Information Telephone: (212) 815-6331
Confirm Receipt of Facsimile by Telephone: (212) 815-6331

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (212) 815-6331, OR BY FACSIMILE AT (212) 298-1915.

        The undersigned hereby acknowledges receipt of the Prospectus dated                        , 2004 (the "Prospectus") of IMC Global Inc., a Delaware corporation (the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 10.875% Senior Notes due 2013 (the "New Securities") which have been registered under the Securities Act for each $1,000 in principal amount of its outstanding 10.875% Senior Notes due 2013 (the "Outstanding Securities"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

        The undersigned hereby tenders the Outstanding Securities described in Box 1 below (the "Tendered Securities") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Securities and the undersigned represents that it has received from each beneficial owner of the Tendered Securities ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

        Subject to, and effective upon, the acceptance for exchange of the Tendered Securities, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title, and interest in, to and under the Tendered Securities.

        Please issue the New Securities exchanged for Tendered Securities in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the New Securities (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Securities to the Issuer or cause ownership of the Tendered Securities to be transferred to, or upon the order of, the Issuer, on the books of the registrar for the Outstanding Securities and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the New Securities to which the undersigned is entitled upon acceptance by the Issuer of the Tendered Securities pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Securities, all in accordance with the terms of the Exchange Offer.

        The undersigned understands that tenders of Outstanding Securities pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer—Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Securities and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Securities are acquired by the Issuer as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Issuer or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

        The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

        By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the New Securities to be acquired by the undersigned and any Beneficial Owner(s) in connection with the

Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the New Securities, (iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer, (iv) that the undersigned is not a broker-dealer tendering securities directly acquired from the Issuer for its own account, and (v) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the New Securities must comply with the registration and prospectus delivery requirements of the Securities Act, in connection with a secondary resale of the New Securities acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer—Resale of the New Securities."

        In addition, by accepting the Exchange Offer, the undersigned hereby (i) represents and warrants that, if the undersigned or any Beneficial Owner of the Outstanding Securities is a broker-dealer, such broker-dealer acquired the Outstanding Securities for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with the Issuer or any "affiliate" of the Issuer (within the meaning of Rule 405 under the Securities Act) to distribute the New Securities to be received in the Exchange Offer, and (ii) acknowledges that, by receiving New Securities for its own account in exchange for Outstanding Securities, where such Outstanding Securities were acquired as a result of market-making activities or other trading activities, such broker-dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The Issuer has agreed that, for a period starting on the Expiration Date and ending on the close of business on the earlier of the (i) 180th day after the Expiration Date and (ii) date on which all broker-dealers who have elected to exchange Outstanding Securities acquired for their own account as a result of market-making activities or other trading activities for New Securities have sold all New Securities held by them, it will make the Prospectus available to any such broker-dealer for use in connection with any such resale.

[ ]	CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED HEREWITH.
[ ]	CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (BOX 4).
[ ]
CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER" BELOW (BOX 5).

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING THE BOXES

BOX 1 DESCRIPTION OF OUTSTANDING SECURITIES TENDERED (Attach additional signed pages, if necessary)
Name(s) and Address(es) of Registered Outstanding Security Holder(s), exactly as name(s) appear(s) on Outstanding Security Certificate(s) (Please fill in, if blank)	Certificate Number(s) of Outstanding Securities*	Aggregate Principal Amount Represented by Certificate(s)	Aggregate Principal Amount Tendered**

TOTAL

*
Need not be completed by persons tendering in book-entry transfer.

**
The minimum permitted tender is $1,000 in principal amount of any series of Outstanding Securities. All other tenders must be in integral multiples of $1,000 of principal amount of any series of Outstanding Securities. Unless otherwise indicated in this column, the principal amount of all Outstanding Security Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 4.

BOX 2 BENEFICIAL OWNER(S)
State and Principal Residence of Each Beneficial Owner of Tendered Securities	Principal Amount of Tendered Securities Held for Account of Beneficial Owner

BOX 3

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5, 6 and 7)

TO BE COMPLETED ONLY IF NEW SECURITIES EXCHANGED FOR OUTSTANDING SECURITIES AND UNTENDERED OUTSTANDING SECURITIES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

Mail New Securities and any untendered Outstanding Securities to:

Name(s):

(please print)

Address:

(include Zip Code)

Tax Identification or
Social Security No.:

BOX 4

USE OF GUARANTEED DELIVERY
(See Instruction 2)

TO BE COMPLETED ONLY IF OUTSTANDING SECURITIES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:
Name of Institution which Guaranteed Delivery:

BOX 5

USE OF BOOK-ENTRY TRANSFER
(See Instruction 1)

TO BE COMPLETED ONLY IF DELIVERY OF TENDERED SECURITIES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

Name of Tendering Institution:
Account Number:
Transaction Code Number:

BOX 6

TENDERING HOLDER SIGNATURE
(See Instructions 1 and 5)
In Addition, Complete Substitute Form W-9

X
X
(Signature of Registered Holder(s) or Authorized Signatory)

Note: The above lines must be signed by the registered holder(s) of Outstanding Securities as their name(s) appear(s) on the Outstanding Securities or by persons(s) authorized to become registered holder(s) (evidence of such authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.

Name(s):

Capacity:

Street Address:
(include Zip Code)
Area Code and Telephone Number:

Tax Identification or Social Security Number:

Signature Guarantee
(If required by Instruction 5)

Authorized Signature

X
Name:
(Please Print)
Title:
Name of Firm:
(Must be an Eligible Institution as defined in Instruction 2)
Address:

(include Zip Code)
Area Code and Telephone Number:

Dated:

BOX 7 BROKER-DEALER STATUS
☐
CHECK HERE IF THE BENEFICIAL OWNER IS A PARTICIPATING BROKER-DEALER WHO HOLDS SECURITIES ACQUIRED AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISHES TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW SECURITIES RECEIVED IN EXCHANGE FOR SUCH SECURITIES.

Name:
Address:
Area Code and Telephone Number:	Contact Person:

PAYOR'S NAME: IMC GLOBAL INC.

Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See instructions if your name has changed.)
Address
City, State and Zip Code
SUBSTITUTE	List account number(s) here (optional)
Form W-9	Part 1—PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER ("TIN") IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number or TIN
Department of the Treasury Internal Revenue Service	Part 2—Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because (1) you are exempt from backup withholding, (2) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified you that you are no longer subject to backup withholding and you are a U.S. person. ☐
	Part 3—CERTIFICATION—UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.	Awaiting TIN ☐
SIGNATURE
DATE
NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

IMC GLOBAL INC.

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER

        1.     Delivery of this Letter of Transmittal and Outstanding Securities. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for Tendered Securities must be received by the Exchange Agent at its address set forth herein or such Tendered Securities must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "Exchange Offer—Procedures for Tendering" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for Tendered Securities, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Outstanding Securities should be sent to the Issuer. Neither the Issuer nor the registrar is under any obligation to notify any tendering holder of the Issuer's acceptance of Tendered Securities prior to the closing of the Exchange Offer.

        2.     Guaranteed Delivery Procedures. Holders who wish to tender their Outstanding Securities but whose Outstanding Securities are not immediately available, and who cannot deliver their Outstanding Securities, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Outstanding Securities according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery or facsimile transmission) setting forth the name and address of the holder, the certificate number(s) of the Tendered Securities and the principal amount of Tendered Securities, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the Outstanding Securities or a confirmation of book-entry transfer of the Outstanding Securities into the Exchange Agent's account at the Depositary Trust Company (the "DTC") and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal or facsimile of the Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all Tendered Securities in proper form for transfer or a confirmation of book-entry transfer of the Outstanding Securities into the Exchange Agent's account at the DTC, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Outstanding Securities pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Outstanding Securities prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

        3.     Beneficial Owners Instructions to Registered Holders. Only a holder in whose name Tendered Securities are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Securities who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

        4.     Partial Tenders. Tenders of Outstanding Securities will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Outstanding Securities held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Outstanding Securities Tendered" (Box 1) above. The entire principal amount of Outstanding Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Securities held by the holder is not tendered, then Outstanding Securities for the principal amount of Outstanding Securities not tendered and New Securities issued in exchange for any Outstanding Securities tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

        5.     Signatures on the Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Securities, the signature must correspond with the name(s) as written on the face of the Tendered Securities without alteration, enlargement or any change whatsoever.

        If any of the Tendered Securities are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Securities are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Securities are held.

        If this Letter of Transmittal is signed by the registered holder(s) of Tendered Securities, and New Securities issued in exchange therefor are to be issued (and any untendered principal amount of Outstanding Securities is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Securities, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Securities or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Securities, such Tendered Securities must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Securities, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any Tendered Securities or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

        Endorsements on Tendered Securities or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

        Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Securities are tendered (i) by a registered holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

        6.     Special Delivery Instruction. Tendering holders should indicate, in the applicable box (Box 3), the name and address to which the New Securities and/or substitute Outstanding Securities for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

        7.     Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Outstanding Securities pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Outstanding Securities pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Securities listed in this Letter of Transmittal.

        8.     Tax Identification Number. Federal income tax law requires that the holder(s) of any Tendered Securities which are accepted for exchange must provide the Issuer (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Issuer is not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        To prevent backup withholding, each holder of Tendered Securities must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), that the holder is a U.S. person, and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Tendered Securities are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

        The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer's obligation regarding backup withholding.

        9.     Validity of Tender. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Securities will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the right to reject any and all Outstanding Securities not validly tendered or any Outstanding Securities the Issuer's acceptance of which would, in the opinion of the Issuer or its counsel, be unlawful. The Issuer also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Outstanding Securities as to any ineligibility of any holder who seeks to tender Outstanding Securities in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Securities must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Securities, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Securities will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Securities received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

        10.   Waiver of Conditions. The Issuer reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Securities.

        11.   No Condition Tender. No alternative, conditional, irregular, or contingent tender of Outstanding Securities or transmittal of this Letter of Transmittal will be accepted.

        12.   Mutilated, Lost, Stolen or Destroyed Outstanding Securities. Any tendering Holder whose Outstanding Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

        13.   Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

        14.   Acceptance of Tendered Securities and Issuance of New Securities; Return of Outstanding Securities. Subject to the terms and conditions of the Exchange Offer, the Issuer will accept for exchange all validly tendered Outstanding Securities as soon as practicable after the Expiration Date and will issue New Securities therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted tendered Outstanding Securities when, as and if the Issuer has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Securities are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Outstanding Securities will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

        15.   Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer—Withdrawal of Tenders."

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER
TO GIVE THE PAYER

        Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

	FOR THIS TYPE OF ACCOUNT:	GIVE NAME AND SOCIAL SECURITY NUMBER (SSN) OF:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4.	(a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner (1)
5.	Sole proprietorship or single-owner limited liability company	The owner (3)
	FOR THIS TYPE OF ACCOUNT:	GIVE NAME AND EMPLOYER IDENTIFICATION NUMBER (EIN) OF:
6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.) (4)
7.	Corporation	The corporation
8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
9.	Partnership or multi-member limited liability company	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust.

NOTE:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

        Section references are to the Internal Revenue Code.

        Obtaining a Number.    If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

        Payees Exempt from Backup Withholding.    The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) are exempt, as is a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding or information reporting: medical and health care payments, attorneys' fees and payments for services paid by a federal executive agency. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)
A corporation.

(2)
An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

(3)
The United States or any of its agencies or instrumentalities.

(4)
A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(5)
A foreign government or any of its political subdivisions, agencies, or instrumentalities.

(6)
An international organization or any of its agencies or instrumentalities.

(7)
A foreign central bank of issue.

(8)
A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)
A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)
A real estate investment trust.

(11)
An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)
A common trust fund operated by a bank under section 584(a).

(13)
A financial institution.

(14)
A middleman known in the investment community as a nominee or custodian.

(15)
A trust exempt from tax under section 664 or described in section 4947.

        Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041(A), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

        Privacy Act Notice.    Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

  Penalties.

(1)
Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR
TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

QuickLinks

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE BOXES
IMC GLOBAL INC. INSTRUCTIONS TO LETTER OF TRANSMITTAL FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE